UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2020

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrants as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction of Incorporation))	(Commission File Number)	(IRS Employer Identification Number)

5 Basel Street

P.O. Box 3190

Petach Tikva 4951033, Israel

(Address of Principal Executive Offices, including Zip Code)

+972-3-914-8171

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Copies of communications to:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2020, at a meeting of the Board of Directors (the “Board”) of Teva Pharmaceutical Industries Ltd. (“Teva” or the “Company”), the Board elected Mr. Abbas Hussain to serve as a member of the Board, effective September 1, 2020, until Teva’s 2021 annual meeting of shareholders. The Board determined that Mr. Hussain qualifies as an independent director under the listing rules of the New York Stock Exchange. The Board has not yet taken action to appoint Mr. Hussain to any committees of the Board.

Mr. Hussain, age 55, has served on the board of directors of Cochlear Limited and CSL Limited since 2018. From 2008 to 2017, Mr. Hussain held senior executive positions at GlaxoSmithKline plc (“GSK”), including Global President, Pharmaceuticals and Vaccines from 2013 to 2017, President, Europe and Emerging Markets, Pharmaceuticals from 2011 to 2013 and President, Emerging Markets, Pharmaceuticals from 2008 to 2011. Prior to joining GSK, from 1998 to 2008, he held senior roles with global responsibility at Eli Lilly and Company, including President, European Operations from 2006 to 2008. Mr. Hussain has Joint Honors in medicinal chemistry and pharmacology from Loughborough Institute of Technology.

With his executive experience in the biopharmaceutical industry and deep biotechnology insight, and through his executive and non-executive roles, Mr. Hussain is expected to provide the Board with a broad global perspective and understanding of pharmaceutical manufacturing, product development, risk, health, safety, environment and corporate responsibility.

Mr. Hussain has declared in writing that he possesses the requisite skills and expertise, as well as sufficient time, to perform his duties as a director of Teva, as required pursuant to the Israeli Companies Law, 5759-1999.

Mr. Hussain will receive the same compensation as Teva’s other non-executive directors, which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: August 6, 2020	By:	/s/ Eli Kalif
	Name:	Eli Kalif
	Title:	Executive Vice President, Chief Financial Officer